Exhibit 2

Joint Filing Agreement

This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Class A Common Stock, par value $0.0001 per share, of Hemisphere Media Group, Inc., a Delaware corporation, is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: December 29, 2014	HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

	By:	HM3/GP Partners, L.P.,
its general partner

	By:	Hicks, Muse GP Partners III, L.P.,
its general partner

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM3/GP PARTNERS, L.P.

	By:	Hicks, Muse GP Partners III, L.P.,
its general partner

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS MUSE GP PARTNERS III, L.P.

	By:	Hicks Muse Fund III Incorporated,
its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HICKS MUSE FUND III INCORPORATED

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

HM3 COINVESTORS, L.P.

By:	Hicks Muse GP Partners III, L.P.,
its general partner

By:	Hicks Muse Fund III Incorporated,
its general partner

By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Financial Officer

/s/ David W. Knickel
John R. Muse (By David W. Knickel, Attorney-in- Fact, pursuant to the Power of Attorney, dated December 23, 2014, filed with the Securities and Exchange Commission as Exhibit 24.1 to Form 3 filed by Hicks, Muse, Tate & Furst Equity Fund III, L.P. on December 29, 2014)

/s/ David W. Knickel
Andrew S. Rosen (By David W. Knickel, Attorney-in- Fact, pursuant to the Power of Attorney, dated December 22, 2014, filed with the Securities and Exchange Commission as Exhibit 24.2 to Form 3 filed by Hicks, Muse, Tate & Furst Equity Fund III, L.P. on December 29, 2014)